Exhibit 99.1

4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com

News Release

Pebblebrook Hotel Trust Schedules Conference Call to Provide Update on Second Quarter Operating Trends
Bethesda, MD, June 24, 2020 - Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that it will host a conference call to provide an update on second quarter operating trends on Wednesday, July 1, 2020 at 10:30 AM ET.

The Company will provide an update on its hotel portfolio, including hotels and resorts that are open, those that have recently reopened and the timing of additional anticipated hotel re-openings. The Company will also provide an update on hotel operating performance and recent trends, hotel level cost mitigation initiatives and other financial updates.

To participate in the conference call, please follow the steps listed below:

On Wednesday, July 1, 2020, dial (877) 705-6003 approximately ten minutes before the call begins (10:20 AM ET);

Tell the operator that you are calling for Pebblebrook Hotel Trust’s Second Quarter 2020 Update Conference Call;

State your full name and company affiliation and you will be connected to the call.

A live webcast of the Conference Call will also be available through the Company's website. To access, log on to http://www.pebblebrookhotels.com ten minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.pebblebrookhotels.com.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust (“REIT”) and the largest owner of urban and resort lifestyle hotels in the United States. The Company owns 54 hotels, totaling approximately 13,400 guest rooms across 15 urban and resort markets with a focus on the west coast gateway cities. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: forecasts of the Company’s future economic performance and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Current Report on Form 8-K filed with the SEC on March 24, 2020. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of June 24, 2020. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

###
Contacts:
Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330
For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com